                                                                  July 12, 2001

TO THE SHAREHOLDER:

At June 30, 2001, the Fund had a Net Asset Value of $20.71 per share. This represents a 1.1% decrease from $20.95 per share at the end of the March 31, 2001 Fiscal Year, and a 2.4% increase from $20.22 per share at December 31, 2000. On June 29, 2001, the Fund's closing stock price on the New York Stock Exchange was $19.61 per share, representing a 5.3% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 16 other closed-end bond funds with which we have historically compared ourselves:

               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)


---------------------------------------------------------------------------------------------------------
                               10 Years        5 Years       2 Years       1 Year       Quarter
                               to 6/30/01     to 6/30/01   to 6/30/01    to 6/30/01    To 6/30/01
---------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                125.54%        42.17%        12.86%        11.11%       0.59%

Average of 16 Other
  Closed-End Bond Funds(2)       120.19%        39.60%        12.24%         9.68%       0.35%

Salomon Bros. Bond Index(3)      134.40%        45.81%        16.86%        15.05%       0.24%


(1) This is historical information and should not be construed as indicative of any likely future performance.

(2) Source: Lipper Inc.

(3) Comprised of long-term AAA and AA corporate bonds and mortgage-backed securities.

The Federal Reserve Bank has now lowered the Federal Funds rate six separate times since January 3, 2001, reducing the rate from 6.50% to 3.75%. The Fed has taken the Federal Funds rate a full 1.00% lower than its level at the beginning of the cycle when the prior series of policy actions raising interest rates began in June 1999, with Funds at 4.75%. The most recent rate cut was 0.25%, compared to the 0.50% for each of the five prior cuts. The degree to which the U.S. economy is slowing is still unknown and the Fed may assess the cumulative impact of its actions before any further cuts.

Despite the Fed's actions, since year-end 2000 yields on long-term Treasury bonds have risen from 5.46% to 5.76% and from 5.11% to 5.41% on 10-year Treasury notes. The rise in longer-term rates anticipates a turnaround in the economy that we believe is supported by three factors. The first is the accommodative Fed. Second is the tax refund checks, which will be distributed during the summer months. The refund will pump $40 billion into consumers' hands, which could add as much as 1% to GDP growth in the fourth quarter. Third is the recent decline in energy prices, which appear to have peaked in May. The decreases will serve to augment disposable income available to both consumers and corporations.

On June 21, 2001 the Board of Directors declared a dividend payment of $0.3625 per share payable August 7, 2001 to shareholders of record on July 6, 2001.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:


--------------------------------------------------------------------------------------------
               Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------------------
                              U.S.
                           Treasuries,
                            Agencies                                      B and
Period Ended               &AAA Rated    AA       A      BBB      BB      Lower   Not Rated
--------------------------------------------------------------------------------------------
June 30, 2001                14.3%      2.0%    34.0%   45.6%    3.8%     0.0%      0.3%
March 31, 2001               14.8%      2.0%    33.1%   45.9%    3.9%     0.0%      0.3%
March 31, 2000               16.8%      3.5%    29.8%   44.6%    5.0%     0.0%      0.3%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings. The Fund has maintained portfolio credit quality over the time periods as noted in the table above.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe First Chicago, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.

Management and the Directors of the Fund would like to thank all shareholders who voted their proxies at the June 21, 2001 Annual Meeting. Your continued support is appreciated.



                                         Sincerely,


                                         /s/ John H. Donaldson
                                         -------------------------------
                                         John H. Donaldson, CFA
                                         President

SCHEDULE OF INVESTMENTS (Unaudited)                               June 30, 2001


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (96.00%)

ELECTRIC UTILITIES (9.29%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................     Ba1/BB+         $  500         $   485,187     $   473,552
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa3/BB+          1,800           1,670,957       1,848,706
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A2/A+           1,550           1,481,385       1,765,162
Midamerican Funding LLC, Gtd., 6.927%, 03/01/29 ....................    Baa1/BBB+           500             500,000         438,519
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 ...............    Baa2/BBB+         1,000           1,026,167       1,046,080
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,159         518,510
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................    Baa3/BBB          1,000           1,090,000         972,523
                                                                                                        -----------     -----------
                                                                                                          6,751,855       7,063,052
                                                                                                        -----------     -----------
FINANCIAL (17.14%)
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      aa3/A           2,000           2,011,598       2,057,236
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             992,668         915,376
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ...........     a1/BBB+          2,000           1,994,000       2,007,198
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      a1/A-           2,500           2,568,232       2,570,788
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,011         888,743
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................    Baa3/BBB          1,500           1,597,882       1,707,152
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB            500             483,435         482,200
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     aa2/AA-          1,000           1,011,971       1,080,621
US Bank NA, Notes, 5.70%, 12/15/08 .................................      A1/A            1,000             884,891         946,061
West Deutsche LB, NY, Sub. Notes, 6.05%, 01/15/09 ..................     Aa1/AA+            400             399,453         386,044
                                                                                                        -----------     -----------
                                                                                                         12,943,141      13,041,419
                                                                                                        -----------     -----------
INDUSTRIAL & MISCELLANEOUS (35.24%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................    Baa3/BBB-         2,000           1,999,793       2,060,508
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             524,390         522,116
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             430,506         457,272
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 ....................     A3/BBB+          1,500           1,503,507       1,342,468
Enron Corp., Bonds, 7.375%, 05/15/19 ...............................    Baa1/BBB+           500             517,141         497,028
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................    Baa3/BBB-         1,000           1,054,038       1,015,232
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................    Baa2/BBB          2,000           2,146,139       2,123,908
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,226,147       1,192,532
Meritor Automotive Inc., Notes, 6.80%, 02/15/09 ....................    Baa3/BBB-           500             470,169         443,300
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ......    Baa3/BBB-         2,050           2,140,619       2,230,974
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-         1,400           1,298,771       1,268,938
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............    Baa2/BBB+         2,000           1,991,325       1,755,730
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................      A1/A+           2,000           1,978,305       2,000,720
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+         3,000           3,150,298       3,432,036
Transocean Sedco Forex, Notes, 7.50%, 04/15/31, 144A ...............     Baa2/A-            500             497,688         500,716
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ...............     Ba1/BB             500             499,122         486,250
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ..............................    Baa2/BBB            303             319,372         339,053
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................     Baa1/A             750             653,646         700,095
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa1/BBB+         1,500           1,490,620       1,695,948
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A            2,539           2,645,542       2,744,860
                                                                                                        -----------     -----------
                                                                                                         26,537,138      26,809,684
                                                                                                        -----------     -----------
TELEPHONE & COMMUNICATIONS (9.93%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................      A3/A            1,000           1,088,923       1,110,801
New York Telephone, Debs., 9.375%, 07/15/31 ........................      A1/A+           1,250           1,327,772       1,327,499
Qwest Capital Funding, Gtd., 7.90%, 08/15/10, 144A .................    Baa1/BBB+           500             498,977         516,550
Sprint Capital Corp., Gtd. Sr. Debs., 6.875%, 11/15/28 .............    Baa1/BBB+         1,000             992,457         849,100
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ...............      A3/A            2,000           1,995,803       2,110,456
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-             250             246,216         263,352
Vodafone Group PLC, Notes, 7.75%, 02/15/10 .........................      A2/A              500             474,304         525,323
Worldcom, Inc., Sr. Notes, 6.95%, 08/15/28 .........................     A3/BBB+          1,000             991,880         849,901
                                                                                                        -----------     -----------
                                                                                                          7,616,332       7,552,982
                                                                                                        -----------     -----------

    The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)--continued                    June 30, 2001


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TRANSPORTATION (10.65%)
AMR Corp., Debs., 10.00%, 04/15/21 .................................    Baa2/BBB-      $    2,000       $ 2,135,053     $ 1,997,186
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ...................      A3/A-             1,000         1,000,000       1,403,393
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................      A2/A              1,000         1,117,790       1,147,811
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................      A2/A              1,500         2,082,685       1,650,888
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............      A2/A              1,000         1,010,358       1,011,612
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................    Baa3/BBB-           1,000           867,305         893,159
                                                                                                        -----------     -----------
                                                                                                          8,213,191       8,104,049
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (2.58%)
FNMA Pool # 313411, 7.00%, 03/01/04 ................................      NR/NR               465           465,882         474,502
GNMA Pool # 780374, 7.50%, 12/15/23 ................................      NR/NR               368           365,433         380,372
GNMA Pool # 417239, 7.00%, 02/15/26 ................................      NR/NR             1,089         1,102,796       1,104,493
                                                                                                        -----------     -----------
                                                                                                          1,934,111       1,959,367
                                                                                                        -----------     -----------
TAXABLE MUNICIPAL BONDS (0.68%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 ................     Aaa/AAA              500           517,353         519,120
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (10.49%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,818,406       1,940,192
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,040,484       4,781,669
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,014,484       1,258,242
                                                                                                        -----------     -----------
                                                                                                          6,873,374       7,980,103
                                                                                                        -----------     -----------

TOTAL LONG TERM DEBT SECURITIES                                                                          71,386,495      73,029,776
                                                                                                        -----------     -----------
                                                                                         Shares
INVESTMENT COMPANIES (1.97%)                                                             ------
High Yield Plus Fund ...............................................                       33,333           223,875         184,998
Republic U.S. Govt. Money Market Fund ..............................                    1,309,805         1,309,805       1,309,805
                                                                                                        -----------     -----------
                                                                                                          1,533,680       1,494,803
                                                                                                        -----------     -----------

TOTAL INVESTMENTS (97.97%) .........................................                                    $72,920,175*     74,524,579
                                                                                                        ===========
                                                                                                                          1,546,591
OTHER ASSETS AND LIABILITIES (2.03%) ...............................                                                    -----------

NET ASSETS (100.00%) ...............................................                                                    $76,071,170
                                                                                                                        ===========


* The cost for federal income tax purposes was $72,886,800. At June 30, 2001, net unrealized appreciation was $1,637,779. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,548,703 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value of $1,910,924.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 4.71% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated



    The accompanying notes are an integral part of these financial statements.


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2001


Assets:
   Investment in securities at value (amortized cost $72,920,175) (Note 1).........................  $74,524,579
   Interest receivable ............................................................................    1,612,442
   Dividends receivable ...........................................................................        7,582
   Other assets ...................................................................................        5,433
                                                                                                     -----------
    TOTAL ASSETS ..................................................................................   76,150,036
                                                                                                     -----------
Liabilities:
   Due to Advisor .................................................................................       33,938
   Accrued expenses payable .......................................................................       44,928
                                                                                                     -----------
    TOTAL LIABILITIES .............................................................................       78,866
                                                                                                     -----------
Net assets: (equivalent to $20.71 per share based on 3,673,258 shares of capital stock outstanding)....................................................................  $76,071,170
                                                                                                     ===========
NET ASSETS consisted of:
   Par value ......................................................................................  $ 3,673,258
   Capital paid-in ................................................................................   72,405,142
   Undistributed net investment income ............................................................       39,955
   Accumulated net realized loss on investments ...................................................   (1,651,589)
   Net unrealized appreciation on investments .....................................................    1,604,404
                                                                                                     -----------
                                                                                                     $76,071,170
                                                                                                     ===========

STATEMENT OF OPERATIONS (Unaudited)
For the three months ended June 30, 2001

Investment Income:
   Interest................................................................                           $1,497,012
   Dividends...............................................................                                6,917
                                                                                                      ----------
    Total Investment Income ...............................................                            1,503,929
                                                                                                      ----------
Expenses:
   Investment advisory fees (Note 4).......................................   $  105,432
   Transfer agent fees.....................................................       10,722
   NYSE fee................................................................        6,250
   Directors' fees.........................................................        7,195
   Audit fees..............................................................        5,467
   State and local taxes...................................................        5,425
   Legal fees and expenses.................................................        9,644
   Reports to shareholders.................................................        7,274
   Custodian fees..........................................................        1,997
   Miscellaneous...........................................................        7,060
                                                                              ----------
    Total Expenses ........................................................                              166,466
                                                                                                      ----------
     Net Investment Income ................................................                            1,337,463
                                                                                                      ----------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized gain (loss) from security transactions.....................                                    0
                                                                                                      ----------
   Unrealized appreciation of investments:
    Beginning of period ...................................................    2,508,664
    End of period .........................................................    1,604,404
                                                                              ----------
     Change in unrealized appreciation (depreciation) of investments.......                             (904,260)
                                                                                                      ----------
       Net realized and unrealized loss of investments.....................                             (904,260)
                                                                                                      ----------
Net increase in net assets resulting from operations.......................                           $  433,203
                                                                                                      ==========

    The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       Three months
                                                                          ended
                                                                       June 30, 2001        Year ended
                                                                        (Unaudited)       March 31, 2001
                                                                       -------------      --------------
Increase (decrease) in net assets:
Operations:
   Net investment income..............................................  $ 1,337,463        $ 5,329,145
   Net realized loss from security transactions (Note 2)..............            0           (975,041)
   Change in unrealized appreciation (depreciation) of investments....     (904,260)         3,049,379
                                                                        -----------        -----------
    Net increase in net assets resulting from operations..............      433,203          7,403,483
                                                                        -----------        -----------
Dividends to shareholders from net investment income..................   (1,331,556)        (5,326,224)
                                                                        -----------        -----------

   Increase (decrease) net assets.....................................     (898,353)         2,077,259

Net Assets:
   Beginning of period................................................   76,969,523         74,892,264
                                                                        -----------        -----------
   End of period (including undistributed net investment income of
      $39,955 and $34,048, respectively) .............................  $76,071,170        $76,969,523
                                                                        ===========        ===========


   The accompanying notes are an integral part of these financial statements.







================================================================================

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve, First Chicago Trust Division, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500.

                            (Unaudited Information)
================================================================================

FINANCIAL HIGHLIGHTS


The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                Three months
                                                                   ended                        Year Ended March 31,
                                                               June 30, 2001    ---------------------------------------------------
                                                                (Unaudited)      2001        2000        1999      1998       1997
                                                               -------------    -------   ---------    -------    -------   -------
Per Share Operating Performance
Net asset value, beginning of period .......................      $ 20.95       $ 20.39   $   22.20    $ 22.70    $ 20.61   $ 21.15
                                                                  -------       -------   ---------    -------    -------   -------
 Net investment income .....................................         0.361         1.45        1.47       1.52       1.51      1.51
 Net realized and unrealized gain (loss)
   on investments...........................................        (0.24)1        0.56       (1.81)     (0.41)      2.11     (0.49)
                                                                  -------       -------   ---------    -------    -------   -------
Total from investment operations ...........................         0.12          2.01       (0.34)      1.11       3.62      1.02
                                                                  -------       -------   ---------    -------    -------   -------
Less distributions
 Dividends from net investment income ......................        (0.36)        (1.45)      (1.47)     (1.48)     (1.51)    (1.51)
 Dividends in excess of net investment
   income...................................................         0.00          0.00        0.00       0.00      (0.02)    (0.02)
 Distributions from net realized gain ......................         0.00          0.00        0.00      (0.13)      0.00      0.00
 Distributions from tax return of capital ..................         0.00          0.00        0.00       0.00       0.00     (0.03)
                                                                  -------       -------   ---------    -------    -------   -------
Total distributions ........................................        (0.36)        (1.45)      (1.47)     (1.61)     (1.53)    (1.56)
                                                                  -------       -------   ---------    -------    -------   -------
Net asset value, end of period .............................      $ 20.71       $ 20.95   $   20.39    $ 22.20    $ 22.70   $ 20.61
                                                                  =======       =======   =========    =======    =======   =======
Per share market price, end of period ......................      $ 19.61       $ 19.27   $   16.88    $ 20.69    $ 20.81   $ 19.75
                                                                  =======       =======   =========    =======    =======   =======
Total Investment Return
 Based on market value .....................................        3.70%        23.91%    (11.67)%      7.28%     13.11%     0.28%

Ratios/Supplemental Data
Net assets, end of period (in 000's) .......................      $76,071       $76,970   $  74,892    $81,559    $83,380   $75,721
 Ratio of expenses to average net assets ...................        0.88%*        0.91%       0.88%      0.77%      0.85%     0.87%
 Ratio of net investment income to
   average net assets(2)....................................        7.10%*        7.20%       7.09%      6.70%      6.89%     7.27%
 Portfolio turnover rate ...................................        0.21%        12.39%      10.21%     17.89%     18.88%    32.83%
Number of shares outstanding at the end of the period (in
  000's)....................................................        3,673         3,673       3,673      3,673      3,673     3,673


* Annualized

(1) Net investment income per share was increased by $0.008 and net realized and unrealized gain (loss) on investments per share was decreased by $0.008 due to the cumulative effect of the required amortization of market premium and accretion of market discount (See Note 1).

(2) The ratio of net investment income to average net assets for the period ended June 30, 2001 would have been 6.93% without the required amortization of market premium and accretion of market discount (See Note 1).





    The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At June 30, 2001, there were no securities valued by the Board of Directors.

     At June 30, 2001, the Fund had invested 35.24% of its net assets in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. Within that group, nine different industry sectors were represented with issuers in the oil and gas related industry making up the largest portion, representing 9.80% of net assets. The issuers' ability to meet these debt obligations may be affected by economic developments within their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for tax purposes in that the amortized cost of securities is used for financial reporting purposes and the original cost of the securities is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of March 31, 2001, the Fund had a tax basis capital loss carryover of approximately $159,409 and $1,391,378 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008 and 2009, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the Fund elected to defer losses occurring between November 1, 2000 and March 31, 2001 in the amount of $102,985.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund began amortizing premium and accreting discount on debt securities and began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. The Fund retroactively computed the amortized cost of the debt securities held at the beginning of the current fiscal year based upon the original acquisition date of the securities. The gross amount of premium and discount calculated was $606,379 and $665,858, respectively, which resulted in a net increase in the amortized cost of securities of $59,479. During the three-month period ended June 30, 2001, net investment income decreased $27,565 and net unrealized appreciation increased $27,565 due to a net amortization of market premium. There was no effect to realized gains or losses during the same period since no gains or losses were recognized.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the three months ended June 30, 2001:

                                                                      Proceeds
                                                        Cost of      from Sales
                                                       Purchases   or Maturities
                                                       ---------   -------------
          U.S. Government Securities ................  $      0       $97,552
          Other Investment Securities ...............   483,410        56,604


Note 3 -- Capital Stock -- At June 30, 2001, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the three months ended June 30, 2001, the Fund issued no shares under this Plan.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, First Chicago Trust Division, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

     Contact Your Transfer Agent, Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

================================================================================


                                   DIRECTORS
                             ----------------------
                                W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               MORRIS LLOYD, JR.
                               J. LAWRENCE SHANE


                                    OFFICERS
                             ----------------------
                               JOHN H. DONALDSON
                                   President
                               ANNA M. BENCROWSKY
                                 Vice President
                                 and Secretary
                               CLIFFORD D. CORSO
                                 Vice President


                               INVESTMENT ADVISOR                                           1838
                             ----------------------
                         1838 INVESTMENT ADVISORS, LLC                          BOND--DEBENTURE TRADING FUND
                    FIVE RADNOR CORPORATE CENTER, SUITE 320
                              100 MATSONFORD ROAD                                   --------------------
                                RADNOR, PA 19087
                                                                                FIVE RADNOR CORPORATE CENTER,

                                    CUSTODIAN                                             SUITE 320
                             ----------------------
                                 HSBC BANK USA                                       100 MATSONFORD ROAD
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018                                      RADNOR, PA 19087

                                                                                       [GRAPHIC OMITTED]
                                 TRANSFER AGENT
                             ----------------------                                    Quarterly Report
                    EQUISERVE, FIRST CHICAGO TRUST DIVISION
                                 P.O. BOX 2500                                           June 30, 2001
                           JERSEY CITY, NJ 07303-2500


                                    COUNSEL
                             ----------------------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103


                                    AUDITORS
                             ----------------------
                           PRICEWATERHOUSECOOPERS LLP
                        TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103
